EXHIBIT (m)(1)

                                     FORM OF

                   DISTRIBUTION AND SHAREHOLDER SERVICES PLAN
                                 October 1, 1992
                   As Amended and Restated September 21, 1995
                         As Re-Executed February 7, 1997
                    As Amended and Restated November 9, 2000
                 As Amended and Restated As Of November 1, 2005

     This Plan (the "Plan") constitutes the DISTRIBUTION AND SHAREHOLDER SERVICES PLAN of BB&T Funds, a Massachusetts business trust (the "Trust"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"). Part A of the Plan relates to each series (each a "Fund") and class of the units of participation ("Shares") of the Trust. Part B of the Plan relates to the Shares of the Class A ("A Shares") and /or Class B ("B Shares") and Class C ("C Shares") of particular Funds identified on Schedule A hereto, as such may be amended from time to time.

                                     PART A

     1. The Trust has entered into a Distribution Agreement (the "Agreement") with BB&T Funds Distributor, Inc. (the "Distributor"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Trust's Shares. Under the Agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of the Trust's Shares for sale to the public. It is understood that the Distributor may pay for these expenses from any source available to it, including management and administration fees paid to it by the Trust.

     2. The Distributor may, subject to the oversight of the Board of Trustees, make payments to securities dealers and other third parties who engage in the sale of Shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Trust, processing shareholder transactions and providing such other shareholder services as the Trust may reasonably request.

     3. The Trust will not make separate payments as a result of this Part A of the Plan to the Distributor or any other party, it being recognized that the Trust presently pays, and will continue to pay, a management and administration fee to the Distributor. To the extent that any payments made by the Fund to the Distributor, including payment of management and administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of the Shares issued by the Trust within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Part A of the Plan.

     4. During the existence of this Part A of the Plan, the Trust shall require the Distributor to provide the Trust, for review by the Trust's Board of Trustees, and the Board of

Trustees shall review, at least quarterly, a written report of the amounts expended (other than amounts expended pursuant to Part B of the Plan) in connection with financing any activity primarily intended to result in the sale of Shares issued by the Trust (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.

                                     PART B

     WHEREAS, it is desirable to enable the Trust to have flexibility in meeting the investment and Shareholder servicing needs of its future investors; and

     WHEREAS, the Board of Trustees, mindful of the requirements imposed by Rule 12b-1 under the 1940 Act, has determined to effect the Plan for the provision of distribution assistance with respect to the A Shares and B Shares of each Fund listed on Schedule A hereto and for the provision of Shareholder services with respect to the holders of such Shares of each Fund;

     NOW THEREFORE, the Trust and BB&T Funds Distributor, Inc. (the "Distributor") hereby agree as follows:

     Section 1. Each Fund, the A Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its A Shares a distribution and shareholder services fee (the "A Share Fee") to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the A Share Fee toward the following: (i) compensation for its services in connection with distribution assistance with respect to such Fund's A Shares or for its services in connection with the rendering of Shareholder services to the holders of such Fund's A Shares; (ii) payments to financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks and savings and loan associations), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution assistance or Shareholder services with respect to such Fund's A Shares; or (iii) payments to banks and savings and loan associations, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with the provision of Shareholder services to the holders of such Fund's A Shares.

     Section 2. Each Fund, the B Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its B Shares a distribution and shareholder services fee (the "B Share Fee") to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto, or (ii) such fee as may be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the B Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's B Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's B Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's B Shares. The maximum amount of the B Share Fee that may be payable by the Fund's B Shares for the aforementioned services and expenses other than services and/or reimbursement of expenses incurred in connection with shareholder services with respect to such Fund's B Shares is ..75% of the average daily net assets of such Fund's B Shares. The remaining portion of the B Share Fee is payable by the Fund's B Shares only as compensation for services and/or reimbursement of expenses incurred in connection with shareholder services with respect to such Fund's B Shares. As provided in the Distribution Agreement, the Distributor may assign its right to receive the B Share Fee to any entity in connection with the sale of a Fund's B Shares.

     Section 3. Each Fund, the C Shares of which are listed on Schedule A hereto, shall pay out of its assets attributable to its C Shares a distribution and shareholder services fee (the "C Share Fee") to the Distributor equal to the lesser of (i) the fee at the applicable annual rate set forth in Schedule A hereto, or (ii) such fee as may be agreed upon in writing by the Trust and the Distributor. The Distributor may apply the C Share Fee toward the following: (i) compensation for its services or expenses in connection with distribution assistance with respect to such Fund's C Shares; (ii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors) as brokerage commissions in connection with the sale of such Fund's C Shares; and (iii) payments to financial institutions and intermediaries (such as banks, savings and loan associations, insurance companies, and investment counselors), broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services and/or reimbursement of expenses incurred in connection with distribution or shareholder services with respect to such Fund's C Shares. The maximum amount of the C Share Fee that may be payable by the Fund's C Shares for the aforementioned services and expenses other than services and/or reimbursement of expenses incurred in connection with shareholder services with respect to such Fund's C Shares is .75% of the average daily net assets of such Fund's C Shares. The remaining portion of the C Share Fee is payable by the Fund's C Shares only as compensation for services and/or reimbursement of expenses incurred in connection with shareholder services with respect to such Fund's C Shares. As provided in the Distribution Agreement, the Distributor may assign its right to receive the C Share Fee to any entity in connection with the sale of a Fund's C Shares.

     Section 4. The A Share, B Share, and C Share Fees shall be accrued daily and payable monthly, and shall be paid by each Fund to the Distributor irrespective of whether such fee exceeds the amounts paid (or payable) by the Distributor pursuant to Sections 1, 2, and 3 of this Part B.

     Section 5. The Plan shall not take effect with respect to the A Shares or B Shares of a Fund until it has been approved by a vote of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of that Fund's A Shares, B Shares, or C Shares, respectively, subject to the Plan.

     Section 6. The Plan shall not take effect with respect to the A Shares, B Shares, or C Shares of a Fund until it has been approved, together with any related agreements, by a vote of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Plan or such agreement.

     Section 7. The Plan shall continue in effect with respect to a class of a Fund for a period of more than one year after it takes effect, provided that such continuance is specifically approved at least annually in the manner provided for approval of the Plan in Section 6.

     Section 8. Any person authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

     Section 9. The Plan may be terminated with respect to the A Shares, B Shares, or C Shares of a Fund at any time by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding A Shares, B Shares, or C Shares, respectively, of that Fund.

     Section 10. All agreements with any person relating to the implementation of the Plan shall be in writing and any agreement related to the Plan shall provide:

     A. That such agreement, may be terminated with respect to the A Shares, B Shares, or C Shares of a Fund at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding A Shares, B Shares, or C Shares, respectively, of that Fund, on not more than 60 days' written notice; and

     B. That such agreement shall terminate automatically in the event of its assignment.

     Section 11. The Plan may not be amended to increase materially the amount of the A Share, B Share, or C Share Fee with respect to a Fund without approval by Shareholders and Trustees in the manner provided in Sections 5 and 6 hereof, and all material amendments to the Plan with respect to a Fund shall be approved in the manner provided for approval of the Plan in Section 6.

     Section 12. As used herein, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

     Section 13. The names "BB&T Funds" and "Trustees of BB&T Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated October 1, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of BB&T Funds entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series and/or class of Shares of the Trust must look solely to the assets of the Trust belonging to such series and/or class for the enforcement of any claims against the Trust.

[SEAL]                                  By: BB&T FUNDS


                                        By:
                                            ------------------------------------


                                        BB&T FUNDS DISTRIBUTOR, INC.


                                        By:
                                            ------------------------------------

Dated: November 1, 2005

                                                     As Revised November 1, 2005

                            Revised Schedule A to the
                   Distribution and Shareholder Services Plan
                              dated October 1, 1992
                    As Amended and Restated November 9, 2000
                    As Amended and Restated November 1, 2005

Name of Funds                                       Compensation*
-------------                                       -------------
BB&T U.S. Treasury Money Market        Annual rate of fifty one-hundredths of
Fund -- A Shares                       one percent (.50%) of the average
                                       daily net assets of the BB&T U.S.
                                       Treasury Money Market Fund.

BB&T Short U.S. Government Fund -- A   Annual rate of fifty one-hundredths of
Shares                                 one percent (.50%) of the average
                                       daily net assets of the BB&T Short
                                       U.S. Government Fund.

BB&T Intermediate U.S. Government      Annual rate of fifty one-hundredths of
Fund -- A Shares                       one percent (.50%) of the average
                                       daily net assets of the BB&T
                                       Intermediate U.S. Government Fund.

BB&T Large Company Value               Annual rate of fifty one-hundredths of
Fund -- A Shares                       one percent (.50%) of the average
                                       daily net assets of the BB&T Large
                                       Company Value Fund.

BB&T North Carolina Intermediate       Annual rate of fifty one-hundredths of
Tax-Free Fund -- A Shares              one percent (.50%) of the average
                                       daily net assets of the BB&T North
                                       Carolina Intermediate Tax-Free Fund.

BB&T Small Company Growth              Annual rate of fifty one-hundredths of
Fund -- A Shares                       one percent (.50%) of the average
                                       daily net assets of the BB&T Small
                                       Company Growth Fund.

BB&T International Equity              Annual rate of fifty one-hundredths of
Fund -- A Shares                       one percent (.50%) of the average
                                       daily net assets of the BB&T
                                       International Equity Fund.

BB&T Capital Manager                   Annual rate of fifty one-hundredths of
Conservative Growth                    one percent (.50%) of the average
Fund -- A Shares                       daily net assets of the BB&T Capital
                                       Manager Conservative Growth Fund.

BB&T Capital Manager                   Annual rate of fifty one-hundredths of
Moderate Growth Fund -- A Shares       one percent (.50%) of the average
                                       daily net assets of the BB&T Capital
                                       Manager Moderate Growth Fund.

BB&T Capital Manager                   Annual rate of fifty one-hundredths of
Growth Fund -- A Shares                one percent (.50%) of the average
                                       daily net assets of the BB&T Capital
                                       Manager Growth Fund.

BB&T Prime Money Market                Annual rate of fifty one-hundredths of
Fund -- A Shares                       one percent (.50%) of the average
                                       daily net assets of the BB&T Prime
                                       Money Market Fund.

BB&T Large Company Growth              Annual rate of fifty one-hundredths of
Fund -- A Shares                       one percent (.50%) of the average
                                       daily net assets of the BB&T Large
                                       Company Growth Fund

BB&T South Carolina Intermediate       Annual rate of fifty one-hundredths of
Tax-Free Fund -- A Shares              one percent (.50%) of the average
                                       daily net assets of the BB&T South
                                       Carolina Intermediate Tax-Free Fund

BB&T Virginia Intermediate             Annual rate of fifty one-hundredths of
Tax-Free Fund -- A Shares              one percent (.50%) of the average
                                       daily net assets of the BB&T Virginia
                                       Intermediate Tax-Free Fund

BB&T Equity Index Fund -- A Shares     Annual rate of fifty one-hundredths of
                                       one percent (.50%) of the average
                                       daily net assets of the BB&T Equity
                                       Index Fund

BB&T Total Return Bond Fund -- A       Annual rate of fifty one-hundredths of
Shares                                 one percent (.50%) of the average
                                       daily net assets of the BB&T Total
                                       Return Bond Fund

BB&T Mid Cap Growth                    Annual rate of twenty-five
Fund -- A Shares                       one-hundredths of one percent (.25%)
                                       of the average daily net assets of the
                                       BB&T Mid Cap Growth Fund

BB&T Mid Cap Value                     Annual rate of twenty-five
Fund -- A Shares                       one-hundredths of one percent (.25%)
                                       of the average daily net assets of the
                                       BB&T Mid Cap Value Fund

BB&T West Virginia Intermediate        Annual rate of twenty-five-hundredths
Tax Free Fund -- A Shares              of one percent (.25%) of the average
                                       daily net assets of the BB&T West
                                       Virginia Intermediate Tax Free Fund

BB&T Capital Manager Equity Fund --    Annual rate of fifty one-hundredths of
A Shares                               one percent (.50%) of the average
                                       daily net assets of the BB&T Capital
                                       Manager Equity Fund

BB&T Small Company Value Fund - A      Annual rate of fifty one-hundredths of
Shares                                 one percent (.50%) of the average
                                       daily net assets of the BB&T Small
                                       Company Value Fund

BB&T Kentucky Intermediate Tax-Free    Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average
                                       daily net assets of the BB&T Kentucky
                                       Intermediate Tax-Free Fund

BB&T Maryland Intermediate Tax-Free    Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average
                                       daily net assets of the BB&T Maryland
                                       Intermediate Tax-Free Fund

BB&T Special Opportunities Equity      Annual rate of fifty one-hundredths of
Fund - A Shares                        one percent (.50%) of the average
                                       daily net assets of the BB&T Special
                                       Opportunities Equity Fund

BB&T Equity Income Fund - A Shares     Annual rate of fifty one-hundredths of
                                       one percent (.50%) of the average
                                       daily net assets of the BB&T Equity
                                       Income Fund

BB&T South Carolina Intermediate       Annual rate of one percent (1.00%) of
Tax-Free Fund - B Shares               the average daily net assets of the
                                       BB&T South Carolina Intermediate
                                       Tax-Free Fund.

BB&T North Carolina Intermediate       Annual rate of one percent (1.00%) of
Tax-Free Fund - B Shares               the average daily net assets of the
                                       BB&T North Carolina Intermediate
                                       Tax-Free Fund.

BB&T Virginia Intermediate Tax-Free    Annual rate of one percent (1.00%) of
Fund - B Shares                        the average daily net assets of the
                                       BB&T Virginia Intermediate Tax-Free
                                       Fund.

BB&T Short U.S. Government Fund - B    Annual rate of one percent (1.00%) of
Shares                                 the average daily net assets of the
                                       BB&T Short U.S. Government Fund.

BB&T U.S. Treasury Money Market        Annual rate of one percent (1.00%) of
Fund -- B Shares                       the average daily net assets of the
                                       BB&T U.S. Treasury Money Market Fund.

BB&T Intermediate U.S. Government      Annual rate of one percent (1.00%) of
Fund -- B Shares                       the average daily net assets of the
                                       BB&T Intermediate U.S. Government Fund.

BB&T Large Company Value               Annual rate of one percent (1.00%) of
Fund -- B Shares                       the average daily net assets of the
                                       BB&T Large Company Value Fund.

BB&T Small Company Growth              Annual rate of one percent (1.00%) of
Fund -- B Shares                       the average daily net assets of the
                                       BB&T Small Company Growth Fund.

BB&T International Equity              Annual rate of one percent (1.00%) of
Fund -- B Shares                       the average daily net assets of the
                                       BB&T International Equity Fund.

BB&T Capital Manager                   Annual rate of one percent (1.00%) of
Conservative Growth Fund -- B Shares   the average daily net assets of the
                                       BB&T Capital Manager Conservative
                                       Growth Fund.

BB&T Capital Manager                   Annual rate of one percent  (1.00%) of
Moderate Growth Fund -- B Shares       the average daily net assets of the
                                       BB&T Capital Manager Moderate Growth
                                       Fund.

BB&T Capital Manager                   Annual rate of one percent (1.00%) of
Growth Fund -- B Shares                the average daily net assets of the
                                       BB&T Capital Manager Growth Fund.

BB&T Prime Money Market                Annual rate of one percent (1.00%) of
Fund -- B Shares                       the average daily net assets of the
                                       BB&T Prime Money Market Fund.

BB&T Large Company Growth              Annual rate of one percent (1.00%) of
Fund -- B Shares                       the average daily net assets of the
                                       BB&T Large Company Growth Fund

BB&T Equity Index Fund -- B Shares     Annual rate of one percent (1.00%) of
                                       the average daily net assets of the
                                       BB&T Equity Index Fund

BB&T Total Return Bond Fund -- B       Annual rate of one percent (1.00%) of
Shares                                 the average daily net assets of the
                                       BB&T Total Return Bond Fund

BB&T West Virginia Intermediate        Annual rate of one percent (1.00%) of
Tax-Free Fund - B Shares               the average daily net assets of the
                                       BB&T West Virginia Intermediate
                                       Tax-Free Fund

BB&T Mid Cap Growth Fund -- B Shares   Annual rate of one percent (1.00%) of
                                       the average daily net assets of the
                                       BB&T Mid Cap Growth Fund

BB&T Mid Cap Value Fund -- B Shares    Annual rate of one percent (1.00%) of
                                       the average daily net assets of the
                                       BB&T Mid Cap Value Fund

BB&T Capital Manager Equity Fund -     Annual rate of one percent (1.00%) of
B Shares                               the average daily net assets of the
                                       BB&T Capital Manager Equity Fund

BB&T Small Company Value               Annual rate of one percent (1.00%) of
Fund - B Shares                        the average daily net assets of the
                                       BB&T Small Company Value Fund

BB&T Kentucky Intermediate Tax-Free    Annual rate of one percent (1.00%) of
Fund - B Shares                        the average daily net assets of the
                                       BB&T Kentucky Intermediate Tax-Free
                                       Fund

BB&T Maryland Intermediate Tax-Free    Annual rate of one percent (1.00%) of
Fund - B Shares                        the average daily net assets of the
                                       BB&T Maryland Intermediate Tax-Free
                                       Fund

BB&T Special Opportunities Equity      Annual rate of one percent (1.00%) of
Fund - B Shares                        the average daily net assets of the
                                       BB&T Special Opportunities Equity Fund

BB&T Equity Income Fund - B Shares     Annual rate of one percent (1.00%) of
                                       the average daily net assets of the
                                       BB&T Equity Income Fund

BB&T Large Company Value               Annual rate of one percent (1.00%) of
Fund -- C Shares                       the average daily net assets of the
                                       BB&T Large Company Value Fund

BB&T Large Company Growth              Annual rate of one percent (1.00%) of
Fund -- C Shares                       the average daily net assets of the
                                       BB&T Large Company Growth Fund

BB&T International Equity              Annual rate of one percent (1.00%) of
Fund -- C Shares                       the average daily net assets of the
                                       BB&T International Equity Fund

BB&T Mid Cap Growth Fund -- C Shares   Annual rate of one percent (1.00%) of
                                       the average daily net assets of the
                                       BB&T Mid Cap Growth Fund

BB&T West Virginia Intermediate        Annual rate of one percent (1.00%) of
Tax-Free Fund - C Shares               the average daily net assets of the
                                       BB&T West Virginia Intermediate
                                       Tax-Free Fund

BB&T Mid Cap Value                     Annual rate of one percent (1.00%) of
Fund -- C Shares                       the average daily net assets of the
                                       BB&T Mid Cap Value Fund

BB&T Intermediate U.S. Government      Annual rate of one percent (1.00%) of
Fund -- C Shares                       the average daily net assets of the
                                       BB&T Intermediate U.S. Government Fund

BB&T Total Return Bond Fund -- C       Annual rate of one percent (1.00%) of
Shares                                 the average daily net assets of the
                                       BB&T Total Return Bond Fund

BB&T Capital Manager Conservative      Annual rate of one percent (1.00%) of
Growth Fund -- C Shares                the average daily net assets of the
                                       BB&T Capital Manager Conservative
                                       Growth Fund

BB&T Capital Manager Moderate Growth   Annual rate of one percent (1.00%) of
Fund -- C Shares                       the average daily net assets of the
                                       BB&T Capital Manager Moderate Growth
                                       Fund

BB&T Capital Manager Growth            Annual rate of one percent (1.00%) of
Fund -- C Shares                       the average daily net assets of the
                                       BB&T Capital Manager Growth Fund

BB&T Capital Manager Equity            Annual rate of one percent (1.00%) of
Fund -- C Shares                       the average daily net assets of the
                                       BB&T Capital Manager Equity Fund

BB&T Small Company Growth              Annual rate of one percent (1.00%) of
Fund -- C Shares                       the average daily net assets of the
                                       BB&T Small Company Growth Fund

BB&T Equity Index Fund - C Shares      Annual rate of one percent (1.00%) of
                                       the average daily net assets of the
                                       BB&T Equity Index Fund

BB&T Small Company Value Fund - C      Annual rate of one percent (1.00%) of
Shares                                 the average daily net assets of the
                                       BB&T Small Company Value Fund

BB&T Kentucky Intermediate Tax-Free    Annual rate of one percent (1.00%) of
Fund - C Shares                        the average daily net assets of the
                                       BB&T Kentucky Intermediate Tax-Free
                                       Fund

BB&T Maryland Intermediate Tax-Free    Annual rate of one percent (1.00%) of
Fund - C Shares                        the average daily net assets of the
                                       BB&T Maryland Tax-Free Fund

BB&T Special Opportunities Equity      Annual rate of one percent (1.00%) of
Fund - C Shares                        the average daily net assets of the
                                       BB&T Special Opportunities Equity Fund

BB&T Equity Income Fund - C Shares     Annual rate of one percent (1.00%) of
                                       the average daily net assets of the
                                       BB&T Equity Income Fund

BB&T FUNDS


By:
    ---------------------------------
Title:
       ------------------------------


BB&T FUNDS DISTRIBUTOR, INC.


By:
    ---------------------------------
Title:
       ------------------------------